UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020 (December 31, 2020)

FRONT YARD RESIDENTIAL CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 22, 2020, Front Yard Residential Corporation (the “Company”) filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) in connection with the proposed acquisition of Front Yard Residential Corporation (the “Company” or “Front Yard”) by Pretium Midway Holdco, LP (“Parent”) pursuant to an Agreement and Plan of Merger, dated as of October 19, 2020 (the “Original Agreement”), as amended by the First Amendment to Agreement and Plan of Merger, dated as of November 20, 2020 (the “Amendment” and, together with the Original Agreement, the “Merger Agreement”), by and among the Company, Parent and Midway AcquisitionCo REIT (“Merger Sub”), a wholly-owned subsidiary of Parent. On November 23, 2020, the Company filed with the SEC its preliminary proxy statement on Schedule 14A and on December 8, 2020, the Company filed with the SEC its definitive proxy statement on Schedule 14A relating to the special meeting of stockholders of the Company scheduled to be held on January 6, 2021 (the “Definitive Proxy Statement”) to, among other things, vote on a proposal to approve the merger of the Company with and into Merger Sub (the “Merger”) with Merger Sub surviving the Merger as a wholly-owned subsidiary of Parent.

Since the initial filing of the preliminary proxy statement on Schedule 14A, five actions (collectively, the “Front Yard Stockholder Actions”) have been filed in federal courts in Delaware, New York and Georgia by purported Front Yard stockholders in connection with the transactions contemplated by the Merger Agreement: Wang v. Front Yard Residential Corporation, et al., Case No. 1:99-mc-09999 (D. Del. Nov. 24, 2020) (the “Wang Action”); Braunstein v. Front Yard Residential Corporation, et al., Case No. 1:20-cv-10110 (S.D.N.Y. Dec. 2, 2020); Long v. Front Yard Residential Corporation, et al., Case No. 1:20-cv-01668-UNA (D. Del. Dec. 8, 2020) (the “Long Action”); Klein v. Whitfield, et al., Case No. 1:20-cv-10485 (S.D.N.Y. Dec. 11, 2020); and Kearny v. Front Yard Residential Corporation, et al., Case No. 1:20-mi-99999-UNA (N.D. Ga. Dec. 24, 2020). Each of the Front Yard Stockholder Actions names Front Yard and its directors as defendants, and the Wang Action and the Long Action name Parent as an additional defendant. Each of the Front Yard Stockholder Actions alleges, among other things, that the Definitive Proxy Statement on Schedule 14A is false and misleading and/or omits material information concerning the transactions contemplated by the Merger Agreement in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act. The plaintiffs in the Front Yard Stockholder Actions, among other things, seek to enjoin the transactions contemplated by the Merger Agreement and an award of attorneys’ fees and expenses.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. The Company denies the allegations in the complaints related to the Front Yard Stockholder Actions and denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures solely for the purpose of mooting the allegations in the complaints related to the Front Yard Stockholder Actions.

The section of the Definitive Proxy Statement entitled “THE MERGER—Certain Financial Projections Utilized in Connection with the Merger” is amended and supplemented as follows:

The disclosure on page 40 of the Definitive Proxy Statement is amended and supplemented by deleting the table at the end of the fourth full paragraph and replacing it with the following new table at the end of the fourth full paragraph on such page:

($ in millions)	Q4 2020E	2021E	2022E	2023E	2024E
Rental NOI(1)	$34	$146	$159	$166	$174
G&A expenses	(5)	(31)	(32)	(33)	(34)
Asset management expenses	(2)	—	—	—	—
Adjusted EBITDA	$27	$115	$127	$133	$140
Recurring capex	(4)	(18)	(17)	(17)	(16)
Leasing commission	(1)	(2)	(2)	(2)	(2)
Acquisition capex (net of disposition)	4	(73)	(10)	—	—
Other one-time capex	(3)	(7)	(5)	(4)	(3)
Free cash flow	$23	$15	$93	$111	$119

($ in millions)	2020E	2021E	2022E	2023E
Core revenue	$217	$233	$251	$262
Core property operating expenses	(84)	(88)	(92)	(96)
Rental NOI(1)	$132	$146	$159	$166
Normalized G&A	(17)	(31)	(32)	(33)
Management fees	(13)	—	—	—
Cash interest expenses	(61)	(58)	(57)	(58)
REO and other operating expenses	(1)	(0)	—	—
Core FFO(2)	$40	$57	$69	$76
Recurring capital expenditures	(19)	(18)	(17)	(17)
Leasing commission	(3)	(2)	(2)	(2)
AFFO(3)	$18	$37	$50	$57

The section of the Definitive Proxy Statement entitled “THE MERGER—Opinion of Deutsche Bank Securities Inc.” is amended and supplemented as follows:

The disclosure on page 46 of the Definitive Proxy Statement is amended and supplemented by adding the following to the third paragraph on such page:

•

Deleting the phrase “using perpetuity growth rates ranging from 2.75% to 3.25%” immediately following the phrase “Front Yard’s Terminal Values were calculated” and adding the phrase “by applying perpetuity growth rates ranging from 2.75% to 3.25% to the projected free cash flow in 2024 of $119 million” immediately following the phrase “Front Yard’s Terminal Values were calculated” of such paragraph;

•

Deleting the phrase “and (iii)” immediately following the phrase “Front Yard’s after-tax cost of debt” and adding the phrase “of 3.5%, (iii) Front Yard’s net debt as of September 30, 2020 of $1,516 million and (iv)” immediately following the phrase “Front Yard’s after-tax cost of debt” of such paragraph.

The disclosure on page 48 of the Definitive Proxy Statement is amended and supplemented by deleting the sixth paragraph on such page and replacing it with the following:

“Deutsche Bank chose a range of premia from 10% to 20% and applied these to the closing price of the Front Yard Shares as of October 16, 2020, the trading day prior to the initial announced transaction with the Buyer Group, which results in a range of implied prices per share of Front Yard Shares of $10.96 to $11.95 per share.”

The disclosure on page 49 of the Definitive Proxy Statement is amended and supplemented by adding the following to the first paragraph on such page:

•	Adding the phrase “which was 10.6x” immediately following the phrase “with Pretium on October 19, 2020” of such paragraph;

•

Deleting the word “indicating” immediately following the phrase “using a discount rate of 12.5%,” and adding the phrase “which was chosen by Deutsche Bank based on its professional judgment and experience, reflecting” of such paragraph.

The disclosure on pages 50-51 of the Definitive Proxy Statement is amended and supplemented by deleting the fifth sentence of the third full paragraph on page 50 and replacing it with the following:

“In the past two years, Deutsche Bank has provided investment banking services, M&A financial advisory and equity and debt capital markets services to Front Yard and the Buyer Group or their respective affiliates for which Deutsche Bank has received compensation of less than $5 million for services provided to Front Yard and less than $50 million for services provided to the Buyer Group.”

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation

December 31, 2020	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer

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